Net Loss Per Common Share	12 Months Ended
Dec. 31, 2025
Net Loss Per Common Share [Abstract]
Net Loss Per Common Share

Note 14. Net Loss Per Common Share

The Company computes basic and diluted earnings per share by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted earnings per share are similarly calculated with the inclusion of dilutive common stock equivalents. For the year ended December 31, 2025 and 2024, basic and dilutive net loss per common share were the same since the inclusion of common shares issuable pursuant to the exercise of common stock equivalents and the vesting of restricted stock units would have been anti-dilutive.

The following table reconciles the net loss and weighted average share amounts used to compute both basic and diluted net loss per share (amounts in thousands, except for share and per share amounts):

	Year Ended December 31,
	2025	2024
Loss per common share – basic and diluted
Net loss available to common stockholders – basic and diluted	$(5,336)	$(994)
Weighted average shares outstanding – basic and diluted	48,683,197	39,840,144
Basic and diluted loss per common share	$(0.11)	$(0.02)

In accordance with the contingently issuable shares guidance of ASC 260, the calculation of diluted net loss per share excludes the following dilutive securities because their inclusion would have been anti-dilutive as of December 31:

	2025	2024
Stock options (Treasury stock method)	6,243,258	9,434,378
Warrants	996,397	-
Total	7,239,655	9,434,378